CSFB 04-1

Pricing Speeds:

Group 1 – 100 PPC – (6%CPR to 20% CPR over 12 Months)

Group 2 – 100 PPC – (4%CPR to 16% CPR over 12 Months)

Group 3 – 100 PPC – (4%CPR to 16% CPR over 12 Months)

Group 4 – 100 PPC – (6%CPR to 20% CPR over 12 Months)

Group 5 – 100 PPC – (6%CPR to 20% CPR over 12 Months)

Group 6 – 100 PPC – (4%CPR to 16% CPR over 12 Months)

Group 1

Pay rules

1.

Pay the NAS priority amount to the 1N1.

2.

Pay sequentially to the 1S1 and 1S2 until retired.

3.

Pay the 1N1until retired.

NAS bonds = 1N1.  standard 60 mo lockout.

Group 2

Pay rules

1.

Pay to the 2PT1 and 2PT2 prorata until retired.

Group 3

Pay rules

1.

Pay to the 3PT1 until retired.

Group 4

Pay rules

1.

Pay to the 4PT1 and 4PT2 prorata until retired.

Group 5

Pay rules

1.

Pay to the 5PT1 until retired.

Group 6

Pay rules

1.

Pay to the 6PT1 until retired.